UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2007
Date Of Report (Date Of Earliest Event Reported)

Mountains West Exploration, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

The subsections of Item 2.01 titled “Security Ownership of Certain Beneficial Owners and Management” and “Directors and Executive Officers, Promoters and Control Persons” are hereby amended and restated in its entirety as follows.

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth beneficial ownership of the Company’s common stock as of November 13, 2007 by: (i) each director and executive officer of the Company (including options, warrants or other rights exercisable within 60 days), (ii) all officers and executive officers, as a group and (iii) all persons known by the Company to own more than 5% of the Company’s common stock. The table shows beneficial ownership of the common stock. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares beneficially owned. On November 13, 2007, there were 10,503,600 shares of common stock outstanding.

Named Executive Officers and Directors	Amount and Nature of Beneficial Ownership			Percent of Class
William M. Lynes, CEO	4,275,988	[1]	)	39.8%

Donald Hauschild, CIO	600,000	[2]	)	5.3%

Larry Malone, Director, President and COO	840,000	[3]	)	7.2%

Douglas Stukel, Director, Executive Vice President	3,759,633	[4]	)	27.0%

Lee Wiskowski, Director, Executive Vice President	3,967,663	[5]	)	27.5%

	13,443,284			71.7%

1)	Includes 3,833,645 shares of common stock held in Tapo Ventures, LLC, which Mr. Lynes controls.

2)	Includes vested portion of option to acquire 1,500,000 shares of common stock.

3)	Includes vested portion of option to acquire 2,100,000 shares of common stock.

4)
Includes 312,500 shares of common stock held in DJS Investments II, LLC, 1,500,000 stock warrants held in DJS Investments II, LLC and 259,163 shares of common stock and 1,646,000 stock warrants held in One-Seven, LLC, each of which entities are wholly owned by Mr. Stukel.

5)
Includes 312,500 shares of common stock held in Grander, LLC, 1,596,000 stock warrants held in Grander, L.L.C. and 1,800,000 stock warrants held in Petabyte Ventures, LLC, each of which entities are wholly owned by Mr. Wiskowski.

Directors and Executive Officers, Promoters and Control Persons. The following individuals are the Company’s directors and executive officers as of date of filing of this report.

Name	Age	Positions held with Company
Lee Wiskowski	40	Director, Executive Vice President
Douglas Stukel	37	Director, Executive Vice President, Secretary & Treasurer
Larry Malone	55	Director, President and COO
William M. Lynes	62	CEO
Don Hauschild	52	Chief Information Officer

Background information about each newly appointed director and executive officer is set forth in Item 5.02 hereto and incorporated by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of Registrant.

Item 2.03 is hereby amended and restated in its entirety as follows.

On September 28, 2007, the Company incurred indebtedness in the amount of $200,000 of bridge financing from three individuals, including Mr. Stukel and Don Hauschild. Mr. Stukel and Mr. Hauschild are executive officers of the Company. On October 25, 2007, the Company incurred additional indebtedness totaling $50,000 from an unrelated individual. On November 8, 2007, the Company incurred additional indebtedness totaling $300,000 from an unrelated individual. These amounts shall be convertible into common stock of the Company upon the closing of the Company's next equity financing or as determined by the Board.

On November 12, 2007, the Company incurred indebtedness in the amount of $300,000 in connection with the issuance of certain bridge notes, as described in Item 2.01 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Item 3.02 is hereby amended and restated in its entirety as follows.

With respect to each issuance outlined in this Item 3.02, unless otherwise stated, the Company relied upon exemptions contained Section 4(2) and in Regulation D promulgated under the Securities Act of 1933, as amended, to make such issuance. The Company issued the shares in a private transaction to persons the Company reasonably believed were “accredited investors” and/or “sophisticated investors” not affiliated with the Company, and who were acquiring the shares as an investment for his/her/its own account, and not with a view to distribution.

On September 19, 2007 the Board authorized the issuance of warrants to purchase 289,500 shares of its common stock to certain holders of its indebtedness, including affiliate entities. The warrants have a 5 year term and an exercise price of $.80.

As set forth in Items 1.01 and 2.01 with each incorporated herein by reference, on November 7, 2007, the Company issued to the members of SDS in connection with the Acquisition, 7,500,000 shares of the Company’s Common Stock, subject to certain escrow contingencies.

As set forth in Item 1.01 and incorporated herein by reference, on November 12, 2007, the Company, in connection with the bridge loan financing, issued three warrants to acquire 750,000 shares (in the aggregate) of its common stock. The warrants have a 5 year term and an exercise price of $.80.

Item 5.01	Changes in Control of Registrant

Item 5.01 is hereby deleted in its entirety.

Item 5.02	Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Item 5.02 is hereby amended and restated in its entirety as follows.

On November 13, 2007, the Board appointed William M. Lynes as the Chief Executive Officer of the Company. Messrs. Wiskowski and Stukel, formerly Co-Chief Executive Officers resigned from such positions effective upon Mr. Lynes' appointment and were each appointed an Executive Vice President. There is not currently an employment agreement in place with Mr. Lynes.

The Board of Directors of the Company appointed Lawrence Malone as a director of the Company, effective November 13, 2007 and designated four additional individuals to be appointed to the Board as discussed below. The new member appointment to the Board was to fill an existing vacancy therein. It is contemplated that ten days after we file a Schedule 14f--1 information statement with the SEC and mail it to our stockholders of record the four additional designated appointments to the Board will be effective. The Schedule 14f--1 is expected to be filed with the SEC and mailed to our stockholders on or about November 23, 2007.

Prior to joining the Company, William M. Lynes, served as Chairman and CEO of Secured Digital Storage LLC. Mr. Lynes holds a BS degree in Electrical Engineerinig from the University of Heidelberg in Germany and has completed IT graduate studies at MIT and business management from Harvard.

Prior to joining the Company, Larry Malone, most recently, served as President of BT Infonet USA, a division of BT Infonet Services Corp. that provides cross-border managed data communication services for multi-national companies. Malone holds a B.S. degree in economics from St. Peter’s College.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mountains West Exploration, Inc.
By:	/s/ William M. Lynes
William M. Lynes Chief Executive Officer

Dated: November 19, 2007